UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: September 9, 2015
 (Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud, Switzerland (State or other jurisdiction of incorporation or organization)	None (I.R.S. Employer Identification No.)

Logitech International S.A. Apples, Switzerland c/o Logitech Inc. 7700 Gateway Boulevard Newark, California 94560 (Address of principal executive offices and zip code)

(510) 795-8500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual General Meeting of Shareholders of the Company was held on September 9, 2015. At the meeting, shareholders voted on the following proposals and cast their votes as follows:

Proposal 1: Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2015

For	Against	Abstain	Broker Non-Votes
84,822,787	73,018	294,685	—
99.9%	0.1%	N/A	N/A

Proposal 2: Advisory vote to approve executive compensation

For	Against	Abstain	Broker Non-Votes
63,230,898	15,829,706	705,670	5,424,216
80.0%	20.0%	N/A	N/A

Proposal 3: Appropriation of retained earnings and declaration of dividend

For	Against	Abstain	Broker Non-Votes
79,464,616	29,216	272,554	5,424,214
99.9%	0.1%	N/A	N/A

Proposal 4: Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2015

For	Against	Abstain	Broker Non-Votes
69,780,538	262,635	615,673	5,424,216
99.6%	0.4%	N/A	N/A

Proposal 5.A: Re-election of Mr. Kee-Lock Chua to the Board of Directors

For	Against	Abstain	Broker Non-Votes
78,840,543	548,519	372,323	5,424,215
99.3%	0.7%	N/A	N/A

Proposal 5.B: Re-election of Mr. Bracken Darrell to the Board of Directors

For	Against	Abstain	Broker Non-Votes
76,617,158	2,827,746	316,481	5,424,215
96.4%	3.6%	N/A	N/A

Proposal 5.C: Re-election of Ms. Sally Davis to the Board of Directors

For	Against	Abstain	Broker Non-Votes
78,369,987	1,011,543	382,855	5,424,215
98.7%	1.3%	N/A	N/A

Proposal 5.D: Re-election of Mr. Guerrino De Luca to the Board of Directors

For	Against	Abstain	Broker Non-Votes
78,865,951	584,796	313,639	5,424,214
99.3%	0.7%	N/A	N/A

Proposal 5.E: Re-election of Mr. Didier Hirsch to the Board of Directors

For	Against	Abstain	Broker Non-Votes
78,396,127	985,848	382,411	5,424,214
98.8%	1.2%	N/A	N/A

Proposal 5.F: Re-election of Dr. Neil Hunt to the Board of Directors

For	Against	Abstain	Broker Non-Votes
79,192,541	168,587	403,257	5,424,215
99.8%	0.2%	N/A	N/A

Proposal 5.G: Re-election of Mr. Dimitri Panayotopoulos to the Board of Directors

For	Against	Abstain	Broker Non-Votes
78,955,550	406,909	401,926	5,424,215
99.5%	0.5%	N/A	N/A

Proposal 5.H: Election of Dr. Edouard Bugnion to the Board of Directors

For	Against	Abstain	Broker Non-Votes
79,072,759	350,712	340,914	5,424,215
99.6%	0.4%	N/A	N/A

Proposal 5.I: Election of Ms. Sue Gove to the Board of Directors

For	Against	Abstain	Broker Non-Votes
78,995,136	388,666	380,583	5,424,215
99.5%	0.5%	N/A	N/A

Proposal 5.J: Election of Dr. Lung Yeh to the Board of Directors

For	Against	Abstain	Broker Non-Votes
78,364,267	1,042,029	358,089	5,424,215
98.7%	1.3%	N/A	N/A

Proposal 6: Election of the Chairman of the Board

For	Against	Abstain	Broker Non-Votes
78,687,402	672,067	404,616	5,424,215
99.2%	0.8%	N/A	N/A

Proposal 7.A: Re-election of Ms. Sally Davis to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
75,390,691	3,946,573	427,121	5,424,215
95.0%	5.0%	N/A	N/A

Proposal 7.B: Re-election of Dr. Neil Hunt to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
78,239,148	804,764	720,453	5,424,215
99.0%	1.0%	N/A	N/A

Proposal 7.C: Election of Mr. Dimitri Panayotopoulos to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
78,865,604	449,592	449,168	5,424,216
99.4%	0.6%	N/A	N/A

Proposal 8: Approval of Compensation for the Board of Directors for the 2015 to 2016 Board Year

For	Against	Abstain	Broker Non-Votes
69,881,195	9,140,867	742,323	5,424,215
88.4%	11.6%	N/A	N/A

Proposal 9: Approval of Compensation for the Group Management Team for Fiscal Year 2017

For	Against	Abstain	Broker Non-Votes
67,772,396	11,294,673	697,255	5,424,216
85.7%	14.3%	N/A	N/A

Proposal 10: Re-election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2016

For	Against	Abstain	Broker Non-Votes
84,726,186	123,449	338,911	4
99.9%	0.1%	N/A	N/A

Proposal 11: Re-election of Ms. Béatrice Ehlers as Independent Representative

For	Against	Abstain	Broker Non-Votes
79,329,797	117,016	317,512	5,424,215
99.9%	0.1%	N/A	N/A

Under Swiss law, abstentions are not counted towards the calculation of the majority required for passage of the proposals.

Item 8.01	Other Events

With respect to the dividend approved under Proposal 3 described under Item 5.07 above, the Company has announced that the ex-dividend dates (the first trading day without the right to receive the dividend payment) are expected to be Thursday, September 17, 2015 on the Nasdaq Global Select Market and Friday, September 18, 2015 on the SIX Swiss Exchange, the record date is Monday, September 21, 2015, and the payment date is expected to be Tuesday, September 22, 2015. In order to be eligible to receive the dividend payment, Logitech shares must be purchased by the end of the official trading day on the Nasdaq Global Select Market on September 16, 2015 or by the end of the official trading day on the SIX Swiss Exchange on September 17, 2015. Given the unaligned ex-dividend dates resulting from the Company’s dual listing, Nasdaq has informed the Company that it will temporarily halt trading in Logitech shares on its platform on September 17, 2015 from the start of the trading session on the Nasdaq market until following the close of the trading session on the SIX Swiss Exchange at 11:30 a.m. Eastern Daylight Time. Information regarding the pending dividend can be found on the Dividend page of the Logitech Investor Relations site within the Company’s corporate website.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.

/s/ Bryan Ko

Bryan Ko
General Counsel and Corporate Secretary

September 11, 2015